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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report                  (Date of earliest event reported): June 25, 1999




                             MULTIMEDIA GAMES, INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Texas                           0-28318                     74-2611034
---------------                     ----------               -------------------
(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)



7335 S. Lewis Avenue, Suite 204, Tulsa, Oklahoma                    74136
------------------------------------------------                  ---------
  (Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code             (918) 494-0576


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Item 4. Changes in Registrant's Certifying Accountant.

(a)      Previous Independent Auditors:

         (i) On June 25, 1999, the Registrant and PricewaterhouseCoopers LLP ("PWC") mutually agreed that PWC would be replaced as the independent auditors for the Registrant effective upon the issuance of PWC's letter on the Registrant's interim financial statements to be included in the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1999.

         (ii) PWC's reports on the financial statements of the Registrant for the two fiscal years ended September 30, 1998 contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         (iii) The Registrants's Board of Directors and Audit Committee approved the change in accountants.

         (iv) For the two most recent fiscal years ended September 30, 1998, and for each subsequent interim period preceding such mutual agreement, there has been no disagreement between the Registrant and PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PWC would have caused PWC to make a reference to the subject matter of the disagreement in connection with its reports.

         (v) For the two most recent fiscal years ended September 30, 1998, and for each subsequent interim period preceding such mutual agreement, the Registrant has not been advised of any matters described in Regulation S-K, Item 304(a)(1)(v).

(b)      New Independent Auditors:

         (i) On June 25, 1999, the Registrant engaged Arthur Andersen LLP ("Andersen") as its new independent accountants effective with respect to the Company's fiscal year ending September 30, 1999.

         (ii) Prior to June 25, 1999, the Registrant did not consult with Andersen regarding (a) the application of accounting principles to a specified transaction, or (b) the type of audit opinion that might be rendered by Andersen on the Registrant's financial statements, or (c) any other matter that, had such matter existed, would have been described in response to Regulation S-K, Item 304(a)(1)(iv) or (v).

Item 7. Financial statements, Pro forma Financial Information and Exhibits.

                  Exhibit 7.1       Letter of PricewaterhouseCoopers LLP



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MULTIMEDIA GAMES, INC.



Dated: July 1, 1999                     By:    /s/ George J. Akmon
                                               ---------------------------------
                                               George J. Akmon
                                               Vice President - Finance and
                                               Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.                   DESCRIPTION
-----------                   -----------
    7.1                       Letter of PricewaterhouseCoopers LLP